Exhibit 10.2

PROMISSORY NOTE

SENIOR SECURED TRANCHE A NOTE

 February 22, 2011

$1,400,000.00

This Senior Secured Tranche A Note is executed and delivered pursuant to the terms of that certain Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated as of January 24, 2011 (as amended, supplemented or otherwise modified from time to time, the “Plan”) as approved by the United States Bankruptcy Court for the Southern District of New York pursuant to that certain Confirmation Order, dated as of February 8, 2011 (the “Confirmation Order”).  Capitalized terms not otherwise defined herein shall have the meanings provided in the Plan.

FOR VALUE RECEIVED, JENNIFER CONVERTIBLES, INC., a Delaware corporation (the “Maker”), and each of its undersigned affiliates, as co-makers, hereby jointly and severally unconditionally promise to pay in immediately available funds to the order of the JENNIFER CONVERTIBLES LITIGATION TRUST (the “Litigation Trust”), for the sole benefit of the Holders of Allowed General Unsecured Claims, at such place as the Litigation Trustee may from time to time designate to the Maker in writing:

(i)           the principal sum of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000.00) on February 22, 2012; and

(ii)           interest on the principal amount of this Senior Secured Tranche A Note at 3% per annum, payable in two equal installments, the first of which shall be on August 22, 2011, and the second of which shall be on February 22, 2012.  All interest shall be computed on the basis of a year of three hundred and sixty-five (365) days and the actual number of days, including the first day but excluding the last day, elapsed.

This Senior Secured Tranche A Note is secured by liens granted pursuant to that certain Security Agreement, dated as of February 22, 2011 (the “Security Agreement”), is entitled to the benefits of the Security Agreement, the Plan and the Confirmation Order and is subject to all of the agreements, terms and conditions therein contained.  The provisions of the Security Agreement are fully incorporated herein.  This Senior Secured Tranche A Note and the security interests and liens under the Security Agreement are subject to the terms and conditions of that certain Subordination and Intercreditor Agreement, dated as of February 22, 2011 (the “Intercreditor Agreement”), between the Litigation Trust and Haining Mengnu Group Co. Ltd.

This Senior Secured Tranche A Note may be voluntarily prepaid, in whole or in part, without premium or penalty, subject to the terms of the Intercreditor Agreement.

If an Event of Default under Sections 7(b), 7(c) or 7(d) of the Security Agreement shall occur, then this Senior Secured Tranche A Note and any accrued and outstanding principal and interest shall immediately become due and payable, without notice, together with reasonable attorneys’ fees (to the extent permitted by applicable law) if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.  If any other Event of Default shall occur under the Security Agreement, which has not previously been cured, then this Senior Secured Tranche A Note and any accrued and outstanding principal and interest may, as provided in the Security Agreement, be declared immediately due and payable, without notice,  together with reasonable attorneys’ fees (to the extent permitted by applicable law) if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.  The Litigation Trust shall at all times have the right to waive or rescind the payment acceleration and reinstate the terms of the Senior Secured Tranche A Note.

Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Senior Secured Tranche A Note, the Maker and each co-maker will issue a new Senior Secured Tranche A Note, of like tenor and amount.

This Senior Secured Tranche A Note may not be transferred except in compliance with the terms and provisions of the Security Agreement.

The Maker and each co-maker (i) expressly waive diligence, demand, presentment, protest and notice of any kind, and (ii) agree that it will not be necessary for the Litigation Trust to first institute suit in order to enforce payment of this Senior Secured Tranche A Note.  The pleading of any statute of limitations as a defense to any demand against Maker or any co-maker is expressly hereby waived.  The Litigation Trust shall not be required to resort to any collateral for payment, but may proceed against the Maker, or any of its affiliates or any co-makers or endorsers hereof in such order and manner as proscribed by the Security Agreement.  None of the rights of the Litigation Trust shall be waived or diminished by any failure or delay in the exercise thereof.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SENIOR SECURED TRANCHE A NOTE AND ANY DISPUTES ARISING IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE MAKER AND EACH CO-MAKER IRREVOCABLY CONSENT AND SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVE ANY OBJECTION BASED ON VENUE WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER OR WITH RESPECT TO THIS SENIOR SECURED TRANCHE A NOTE.  THE MAKER AND EACH CO-MAKER HEREBY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO ENFORCE THIS SENIOR SECURED TRANCHE A NOTE OR ANY AMENDMENT THERETO OR ANY ACTION BROUGHT TO ENFORCE PAYMENT OF ANY OBLIGATIONS OWING TO THE LITIGATION TRUST.

MAKER:

JENNIFER CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

CO-MAKERS:

JENNIFER CONVERTIBLES BOLYSTON MA, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

ELEGANT LIVING-MANAGEMENT, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT III, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER PURCHASING CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT II CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT V, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NATICK CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NICOLE CONVERTIBLES, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

WASHINGTON HEIGHTS CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President